The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These

Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

*OLTV should include first mortgage balance on the property at the time of origination

*COLTV should include first mortgage balance and any additional mortgages on the property (whether in this collateral pool or not) at the time of origination

*Front end DTI should include only first mortgage expenses (P and I, Property Taxes and Insurance)

*Back end DTI Should include all mortgage expenses and all other debt

* Each line item's "Deal Percentage" should reflect its respective relative percentage of the deal.

*For example the purchase row and owner occupied column interesection should equal the percentage of purchase loans that are owner occupied.

* Cells corresponding to, for instance, the IO row and the IO column, should equal 100%, NOT its respective relative percentage of the deal.

Deal Name	Loan Characteristics	Loan Number	Balance	Deal Percentage	WAC	WALA	FICO	OLTV	COLTV	Front End DTI	Back End DTI	Full Doc	Owner Occ	Single Family	Purchase	Simul 2nds	IO	Init Cap	Subs Cap	Life Cap
	Aggregate	1,947	586,611,218.34	100.00	6.84	2	710	76.6	n/a	n/a	n/a	14.2	77.6	57.4	69.1	n/a	89.4	4.817	1.655	5.522

	Rate 9.5-10	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	RATE 10.001-10.5	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	RATE 10.501-11	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	RATE 11.001-11.5	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	RATE greater than 11.5	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	LB <50,000	11	461,241	0.08	6.79	4	728	52.0	n/a	n/a	n/a	21.5	60.3	67.9	60.2	n/a	48.0	3.903	2.000	5.366
	LB 50,001-100K	127	10,194,499	1.74	7.11	3	707	76.6	n/a	n/a	n/a	22.6	38.5	68.4	77.8	n/a	79.7	4.898	1.812	5.393
	LB 100-200K	626	96,833,460	16.51	7.01	3	708	77.8	n/a	n/a	n/a	21.0	58.2	51.6	78.0	n/a	86.4	4.940	1.705	5.440
	LB 200-300k	438	107,526,338	18.33	6.91	3	707	79.4	n/a	n/a	n/a	12.8	72.3	46.3	73.0	n/a	87.8	4.922	1.706	5.525
	LB 300K-400K	298	104,237,781	17.77	6.82	2	707	78.6	n/a	n/a	n/a	9.5	82.0	56.8	68.9	n/a	88.7	4.956	1.567	5.564
	LB 400K-500k	193	87,667,976	14.94	6.74	1	712	77.3	n/a	n/a	n/a	6.8	91.7	63.8	67.9	n/a	91.6	4.751	1.549	5.605
	LB 500-600k	116	63,403,285	10.81	6.70	2	711	76.6	n/a	n/a	n/a	7.8	94.0	60.1	60.1	n/a	94.1	4.769	1.537	5.637
	LB 600-700k	66	42,619,635	7.27	6.72	2	722	73.2	n/a	n/a	n/a	12.2	90.8	66.8	61.6	n/a	91.0	4.469	1.683	5.515
	LB 700-800k	29	21,869,684	3.73	6.84	2	709	72.2	n/a	n/a	n/a	10.3	86.0	41.6	61.7	n/a	96.8	4.312	1.692	5.555
	LB 800-900k	8	6,712,272	1.14	6.94	3	721	71.8	n/a	n/a	n/a	12.5	75.2	75.9	61.3	n/a	86.8	5.251	1.879	5.376
	LB 900-1MM	15	14,400,722	2.45	6.79	2	720	70.0	n/a	n/a	n/a	20.7	79.8	59.5	66.3	n/a	100.0	4.418	1.799	5.532
	LB > 1MM	20	30,684,325	5.23	6.78	2	708	67.3	n/a	n/a	n/a	48.5	57.0	81.9	65.8	n/a	82.2	4.804	1.932	5.211
	FICO <500	7	1,305,745	0.22	6.93	4	0	76.3	n/a	n/a	n/a	42.8	53.2	38.1	67.8	n/a	88.4	4.790	1.428	5.000
	FICO 501-525	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	FICO 526-550	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	FICO 551-575	1	418,700	0.07	7.56	3	568	72.2	n/a	n/a	n/a	100.0	100.0	0.0	0.0	n/a	100.0	5.000	2.000	5.000
	FICO 576-600	2	2,755,770	0.47	7.02	1	588	80.0	n/a	n/a	n/a	94.3	0.0	100.0	100.0	n/a	5.7	5.000	2.000	5.000
	FICO 601-625	27	7,302,554	1.24	7.13	2	621	78.3	n/a	n/a	n/a	13.3	100.0	54.4	51.3	n/a	86.8	5.216	1.872	5.310
	FICO 626-650	140	37,644,283	6.42	6.90	2	640	75.3	n/a	n/a	n/a	26.7	91.3	58.4	45.0	n/a	88.8	4.750	1.841	5.457
	FICO 651-700	718	211,708,407	36.09	6.88	2	679	76.4	n/a	n/a	n/a	12.9	78.7	57.0	60.1	n/a	90.8	4.827	1.732	5.486
	>700	1,052	325,475,759	55.48	6.80	2	742	76.9	n/a	n/a	n/a	12.8	75.6	57.4	78.0	n/a	89.2	4.808	1.577	5.565
	LTV 80	1,062	307,174,047	52.36	6.85	2	712	80.0	n/a	n/a	n/a	11.8	82.7	57.0	82.7	n/a	90.7	4.901	1.546	5.580
	LTV 80-85	8	2,139,204	0.36	7.03	2	699	84.7	n/a	n/a	n/a	21.7	89.2	59.5	51.3	n/a	89.2	4.944	1.950	5.377
	LTV 85.01-90	80	19,364,235	3.30	6.92	3	707	89.6	n/a	n/a	n/a	19.6	63.6	47.2	80.1	n/a	78.9	4.714	1.870	5.339
	LTV 90.01-95	51	12,015,032	2.05	7.10	2	712	94.6	n/a	n/a	n/a	8.4	73.2	54.1	82.5	n/a	60.1	4.488	2.064	5.224
	LTV 95.01-100	3	482,000	0.08	6.86	0	707	100.0	n/a	n/a	n/a	0.0	100.0	100.0	100.0	n/a	100.0	5.000	2.000	5.000
	LTV >100	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	2nd Home	154	49,380,795	8.42	6.97	3	711	75.3	n/a	n/a	n/a	34.3	0.0	53.4	81.3	n/a	81.1	4.887	1.902	5.318
	Invest Property	420	81,915,675	13.96	7.25	3	720	75.4	n/a	n/a	n/a	16.9	0.0	50.4	81.6	n/a	85.2	5.145	1.868	5.358
	2nd lien	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	Simultaneous 2nds	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	Stated Doc	731	235,483,146	40.14	6.78	1	715	78.3	n/a	n/a	n/a	0.0	87.2	60.2	75.4	n/a	94.0	4.779	1.402	5.668
	Limited*	629	181,386,258	30.92	6.94	3	705	76.1	n/a	n/a	n/a	0.0	70.0	54.8	68.7	n/a	89.3	5.040	1.808	5.436
	No Doc	293	86,242,503	14.70	6.97	2	712	74.4	n/a	n/a	n/a	0.0	81.5	57.1	56.0	n/a	79.4	4.779	1.911	5.281
	Purchase	1,410	405,360,607	69.10	6.88	2	716	78.7	n/a	n/a	n/a	13.5	73.6	52.3	100.0	n/a	89.7	4.890	1.634	5.527
	Cash Out Refi	412	137,058,468	23.36	6.75	2	695	71.5	n/a	n/a	n/a	16.1	87.0	68.0	0.0	n/a	87.8	4.616	1.769	5.476
	Rate Term Refi	121	42,985,398	7.33	6.67	2	704	72.8	n/a	n/a	n/a	13.8	86.1	73.3	0.0	n/a	91.4	4.769	1.514	5.642
	2-4 Family	96	31,186,292	5.32	6.93	2	707	75.6	n/a	n/a	n/a	11.9	63.7	0.0	71.7	n/a	80.7	4.810	1.687	5.486
	Condo	313	77,051,932	13.14	6.91	2	711	77.9	n/a	n/a	n/a	13.9	70.9	0.0	82.2	n/a	91.6	4.853	1.690	5.469
	Fixed	0	0	0.00	0.00	0	0	0.0	n/a	n/a	n/a	0.0	0.0	0.0	0.0	n/a	0.0	0.000	0.000	0.000
	Arm	1,947	586,611,218	100.00	6.84	2	710	76.6	n/a	n/a	n/a	14.2	77.6	57.4	69.1	n/a	89.4	4.817	1.655	5.522
	Back End DTI 45-50	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	Back End DTI 50-55	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	Back End DTI > 55	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	IO								n/a	n/a	n/a					n/a
	Cali	429	183,290,891	31.25	6.71	1	714	76.8	n/a	n/a	n/a	7.2	91.8	66.1	72.0	n/a	96.3	4.738	1.508	5.685
	N Cali	211	93,409,513	15.92	6.68	1	721	77.8	n/a	n/a	n/a	6.7	95.1	74.0	75.9	n/a	98.2	4.772	1.322	5.742
	S Cali	218	89,881,377	15.32	6.75	1	707	75.7	n/a	n/a	n/a	7.7	88.4	57.9	68.0	n/a	94.4	4.704	1.702	5.626
	NY	58	28,822,204	4.91	6.75	3	692	75.4	n/a	n/a	n/a	31.8	79.0	49.6	66.0	n/a	67.8	4.663	1.810	5.452
	FL	259	68,975,220	11.76	6.95	2	713	76.8	n/a	n/a	n/a	13.3	64.6	44.0	76.6	n/a	88.2	4.634	1.746	5.258
	Georgia	85	14,499,782	2.47	7.08	4	700	78.8	n/a	n/a	n/a	18.1	53.9	60.4	81.3	n/a	91.5	4.804	1.636	5.096
	Ohio	26	4,557,760	0.78	6.82	3	708	78.5	n/a	n/a	n/a	29.7	62.2	68.9	55.9	n/a	66.1	4.426	1.698	5.401
	Maryland	108	33,138,837	5.65	6.65	2	707	75.5	n/a	n/a	n/a	16.1	90.8	49.9	70.4	n/a	85.4	4.735	1.631	5.609
	40 yr Loans	0	0	0.00	0	0	0	0	n/a	n/a	n/a	0	0	0	0	n/a	0	0.000	0.000	0.000
	Purchase Loans w/Simul 2nds	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	Stated Doc Purchase Loans w/Simul 2nds	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	IO Purchase Loans w/Simul 2nds	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	Stated Doc IO Purchase Loans w/Simul 2nds	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	FICO Std Dev	43.70
	LTV Std Dev	8.80

	* All documentation types other than "Stated Income/Stated Asset", "Full" and "No" have been coded as limited